UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36435 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Commerce Drive (Suite 135), Cranford, New Jersey (Address of principal executive offices)	07016 (Zip Code)

(732) 980-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2024, Enzon Pharmaceuticals, Inc. (the “Company”) entered into the Second Amendment to the Section 382 Rights Agreement (the “Second Amendment”), which amends the Section 382 Rights Agreement, dated as of August 14, 2020 (the “Rights Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as rights agent. Effective June 2, 2021, the Company amended the Rights Agreement (the “First Amendment”) to extend the Final Expiration Date (as defined in the Rights Agreement) of the rights issued pursuant to the Rights Agreement from the close of business on August 13, 2021 to the close of business on June 2, 2024. The Second Amendment further extends the Final Expiration Date to the close of business on March 31, 2025. Except for the extension of the Final Expiration Date, the Rights Agreement otherwise remains unmodified.

The Second Amendment has been adopted because the Company’s management believes that it is in the best interests of the Company and its stockholders to extend the Final Expiration Date of June 2, 2024, as established in the First Amendment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rights Agreement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 4.1 to the Current Report on Form 8-K filed on August 14, 2020, the First Amendment, which was filed with the SEC as Exhibit 4.1 to the Current Report on Form 8-K filed on June 8, 2021, and the Second Amendment, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Second Amendment to the Section 382 Rights Agreement, dated as of May 16, 2024, by and between Enzon Pharmaceuticals, Inc. and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)
Date: May 22, 2024
	By:	/s/ Richard L. Feinstein
	Name:	Richard L. Feinstein
	Title:	Chief Executive Officer, Chief Financial Officer and Secretary